SCHEDULE 14C

(RULE 14c-101)

INFORMATION REQUIRED IN INFORMATION STATEMENT

SCHEDULE 14C INFORMATION

INFORMATION STATEMENT PURSUANT TO SECTION 14(c) OF THE

SECURITIES EXCHANGE ACT OF 1934

(AMENDMENT NO.        )

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MET INVESTORS SERIES TRUST

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MET INVESTORS SERIES TRUST

5 Park Plaza

Suite 1900

Irvine, California 92614

March 25, 2013

Dear Contract Owner:

The accompanying information statement provides information about the appointment of a subadviser for the JPMorgan Core Bond Portfolio (formerly, the American Funds® Bond Portfolio) (the “Portfolio”), a series of Met Investors Series Trust. Effective January 7, 2013, J.P. Morgan Investment Management Inc. (“JPMIM”) became the subadviser to the Portfolio. In addition, effective January 7, 2013, the name of the Portfolio was changed to JPMorgan Core Bond Portfolio. In connection with the foregoing changes, the Portfolio, which had operated as a “feeder fund” prior to January 7, 2013, withdrew its investment in shares of the Bond Fund, a series of the American Funds® Insurance Series, and began investing its assets directly in investment securities. You are receiving the accompanying information statement because some or all of the value of your variable annuity or variable life insurance contract was invested in the Portfolio as of January 7, 2013.

The accompanying information statement is for your information only. You do not need to do anything in response to this information statement.

Sincerely,

Elizabeth M. Forget
President
Met Investors Series Trust

MET INVESTORS SERIES TRUST

JPMorgan Core Bond Portfolio

(formerly, American Funds® Bond Portfolio)

5 Park Plaza, Suite 1900

Irvine, California 92614

INFORMATION STATEMENT

Important Notice Regarding the Availability of this Information Statement

This Information Statement is available online at www.metlife.com/variablefunds

The primary purpose of this Information Statement is to provide you with information about the appointment of a subadviser for the JPMorgan Core Bond Portfolio (formerly, the American Funds® Bond Portfolio) (the “Portfolio”), a series of Met Investors Series Trust (the “Trust”). Effective January 7, 2013, the Portfolio, which had operated as a “feeder fund” until that date, withdrew its investment in shares of the Bond Fund (the “Master Fund”), a series of the American Funds® Insurance Series, and J.P. Morgan Investment Management Inc. (“JPMIM”) was appointed as the Portfolio’s subadviser. Prior to January 7, 2013, the Portfolio invested all of its assets in shares of the Master Fund, which is managed by Capital Research and Management Company (“CRMC”). Effective January 7, 2013, JPMIM began investing the Portfolio’s assets directly in investment securities. In connection with the foregoing changes, the Portfolio was renamed the JPMorgan Core Bond Portfolio and Class C shares of the Portfolio were converted to Class B shares.

This Information Statement is being mailed beginning on or about March 29, 2013 to the Portfolio’s shareholders of record as of the close of business on January 7, 2013 (the “Record Date”). The information in this document should be considered to be an Information Statement for purposes of Schedule 14C under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Trust’s most recent annual and semiannual reports are available upon request without charge by writing the Trust at the above address or calling the Trust toll-free at 1-800-638-7732.

MetLife Advisers, LLC (“MetLife Advisers”) serves as investment adviser to the Trust pursuant to a management agreement dated December 8, 2000, as amended from time to time, between the Trust and MetLife Advisers (the “Management Agreement”). MetLife Investors Distribution Company (the “Distributor”), an affiliate of MetLife Advisers, serves as the distributor to the

Trust. MetLife Advisers is located at 501 Boylston Street, Boston, Massachusetts 02116. The Distributor is located at 5 Park Plaza, Suite 1900, Irvine, California 92614. State Street Bank and Trust Company is the administrator of the Trust and is located at 2 Avenue de Lafayette, Boston, Massachusetts 02111.

Section 15(a) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that all agreements under which persons serve as investment advisers or investment subadvisers to investment companies be approved by shareholders. The Securities and Exchange Commission (the “SEC”) has granted exemptive relief to the Trust and MetLife Advisers which generally permits MetLife Advisers, subject to certain conditions, and without the approval of shareholders, to: (a) employ a new investment subadviser for the Portfolio pursuant to the terms of a new investment subadvisory agreement, in each case either as a replacement for an existing subadviser or as an additional subadviser; (b) change the terms of any investment subadvisory agreement in a way that would otherwise require the approval of shareholders; and (c) continue the employment of an existing subadviser on the same subadvisory contract terms where a contract has been terminated because of an assignment of the contract, including, potentially, a change in control of the subadviser. Generally, the Portfolio’s Board of Trustees must approve any new subadvisory agreements implemented in reliance on the exemptive order. The Portfolio may not generally rely on the exemptive order with respect to subadvisers that are affiliated with MetLife Advisers. One of the conditions of the exemptive relief is that within ninety days after entering into a new or amended investment subadvisory agreement without shareholder approval, the Portfolio must provide an information statement to its shareholders setting forth substantially the information that would be required to be contained in a proxy statement for a meeting of shareholders to vote on the approval of the agreement. This Information Statement is being provided to you to satisfy this condition of the exemptive relief.

THIS INFORMATION STATEMENT IS FOR YOUR INFORMATION ONLY. YOU DO NOT NEED TO DO ANYTHING IN RESPONSE TO THIS INFORMATION STATEMENT. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

I. Introduction

Prior to January 7, 2013, the Portfolio operated as a “feeder fund” which means that the Portfolio did not buy investment securities directly but rather invested its assets in shares of the Master Fund, which in turn purchased investment securities. As a shareholder in the Master Fund, the Portfolio bared its ratable share of the Master Fund’s expenses, including advisory and administration fees.

At an in-person meeting of the Board of Trustees of the Trust (the “Board”) held on November 12-13, 2012, the Trustees (including the Trustees who are not “interested persons” of the Trust, MetLife Advisers, JPMIM or the Distributor (as that term is defined in the 1940 Act) (“Independent Trustees”)) approved a new investment subadvisory agreement between MetLife Advisers and JPMIM, with respect to the Portfolio, which took effect as of January 7, 2013 (the “New Subadvisory Agreement”). In connection with the appointment of JPMIM as subadviser to the Portfolio, the Portolio withdrew its investment from the Master Fund. The Portfolio does not pay the subadvisory fee under the New Subadvisory Agreement. The Management Agreement between the Trust and MetLife Advisers relating to the Portfolio remains in effect.

As a result of the approval of the New Subadvisory Agreement, effective January 7, 2013, the Portfolio’s investment in the Master Fund was withdrawn and JPMIM was appointed as the Portfolio’s subadviser and began investing the Portfolio’s assets directly in investment securities. All references to CRMC with respect to the Portfolio in the Summary Prospectus, Prospectus and Statement of Additional Information relating to the Portfolio were replaced with JPMIM.

II. The New Subadvisory Agreement

The New Subadvisory Agreement for the Portfolio is attached as Appendix A to this Information Statement. The New Subadvisory Agreement provides that it will remain in effect until May 1, 2014 and thereafter for successive periods of one year only so long as the Board, including a majority of the Independent Trustees, specifically approves its continuance at least annually. The New Subadvisory Agreement can be terminated at any time, without the payment of any penalty, by the Board of Trustees, including a majority of the Independent Trustees, by MetLife Advisers, or by the vote of a majority of the outstanding voting securities of the Portfolio, upon sixty days’ prior written notice to JPMIM or by JPMIM upon ninety days’ prior written notice to MetLife Advisers, or upon shorter notice as mutually agreed upon. The New Subadvisory Agreement also terminates automatically in the event of its assignment or in the event that the Management Agreement between MetLife Advisers and the Trust is assigned or terminated for any other reason.

The New Subadvisory Agreement also generally provides that, absent willful misconduct, bad faith, reckless disregard or gross negligence of JPMIM in the performance of any of its duties or obligations under the New Subadvisory Agreement, JPMIM will not be liable for any act or omission in the course of, or connected with, rendering services under the New Subadvisory Agreement.

The New Subadvisory Agreement imposes certain obligations on JPMIM, such as the quarterly reporting of certain compliance issues to MetLife Advisers.

Subadvisory Fee

Under the New Subadvisory Agreement, MetLife Advisers pays a subadvisory fee to JPMIM, based on the average daily net assets of the Portfolio, consisting of a monthly fee computed at the annual rate of 0.12%.

For the fiscal year ended December 31, 2012, the Portfolio did not have a subadviser and, therefore, no subadvisory fees were paid by MetLife Advisers. If the New Subadvisory Agreement had been in effect during the fiscal year ended December 31, 2012, the fee payable by MetLife Advisers to JPMIM would have been $585,431.

The Portfolio does not pay the subadvisory fee under the New Subadvisory Agreement. The Management Agreement between the Trust and MetLife Advisers relating to the Portfolio remains in effect.

Effective Date

The New Subadvisory Agreement was approved by the Board of Trustees, including by a separate vote, the Independent Trustees, on November 12-13, 2012, and its effective date was as of January 7, 2013.

Fees and Expenses of the Portfolio

Under the Management Agreement, MetLife Advisers is entitled to receive from the Portfolio a monthly management fee at an annual rate in the amount of 0.550% of the average daily net assets of the Portfolio. However, the Portfolio did not pay this fee to MetLife Advisers during the period that the Portfolio invested all of its assets in shares of the Master Fund, although the Portfolio indirectly paid a fee to CRMC, the Master Fund’s investment adviser. When the Portfolio began investing directly in investment securities rather than in shares of the Master Fund, the Portfolio began paying a management fee to MetLife Advisers for the services it provides to the Portfolio under the Management Agreement. However, MetLife Advisers only retains a portion of this fee because it, rather than the Portfolio, pays a fee to JPMIM for managing the Portfolio’s assets.

MetLife Advisers has contractually agreed, for the period January 7, 2013 through April 30, 2014, to reduce the management fee for each class of the Portfolio to the annual rate of 0.420% of the Portfolio’s average daily net assets. This arrangement may be modified or discontinued prior to April 30, 2014, only with the approval of the Board of Trustees of the Portfolio.

For the fiscal year ended December 31, 2012, the Portfolio did not pay a management fee to MetLife Advisers. If the Portfolio had paid a management fee to MetLife Advisers during the fiscal year ended December 31, 2012, and the contractual management fee had been in effect during that period, then the net management fee payable by the Portfolio to MetLife Advisers would have been $2,049,007.

On January 7, 2013, Class C shares of the Portfolio were converted to Class B shares. Class C shares were subject to a Rule 12b-1 fee of 0.55% of average daily net assets, whereas Class B shares are subject to a Rule 12b-1 fee of 0.25% of average daily net assets.

The annual portfolio operating expenses table and example below compare the actual overall recurring expenses for the Portfolio’s Class C shares under the Management Agreement for the fiscal year ended December 31, 2012 and the estimated overall recurring expenses for the Portfolio’s Class B shares had the Portfolio paid a management fee to MetLife Advisers and offered Class B shares during the fiscal year ended December 31, 2012. The table does not reflect the fees, expenses or withdrawal charges imposed by Contracts.

The expense example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Portfolio for the time periods indicated and then you redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, the Portfolio’s operating expenses remain the same, you reinvest all of your dividends and that any fee waivers for the Portfolio expire after one year. The Example is presented on a current and pro forma basis. Although your actual costs may be higher or lower, based on the foregoing assumptions, your costs would be the amounts reflected in the Example.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class C	Class B (Pro Forma)
Management Fee	None	0.55	%*
Distribution and/or Service (12b-1) Fees	0.55%	0.25	%*
Other Expenses	0.04%	0.09%
Acquired Fund Fees and Expenses	0.39%	None

Total Annual Portfolio Operating Expenses	0.98%	0.89%
Fee Waiver	None	(0.13	%)**

Net Annual Portfolio Operating Expenses	0.98%	0.76%

*	The expense information in the table has been restated to reflect current fees.
**	MetLife Advisers, LLC has contractually agreed, for the period January 7, 2013 through April 30, 2014, to reduce the Management Fee for each Class of the Portfolio to the annual rate of 0.42% of the Portfolio’s average daily net assets. This arrangement may be modified or discontinued prior to April 30, 2014, only with the approval of the Board of Trustees of the Portfolio.

Example

	Class C	Class B (Pro Forma)
1 Year	$100	$77
3 Years	$312	$270
5 Years	$542	$478
10 Years	$1,201	$1,080

III. Board Considerations

At an in-person meeting of the Board held on November 12-13, 2012, the Board, including a majority of the Independent Trustees, approved the New Subadvisory Agreement between MetLife Advisers and JPMIM for the Portfolio. Representatives of management informed the Board that, if approved by the Board, the New Subadvisory Agreement would become effective on January 7, 2013.

In considering the New Subadvisory Agreement, the Board reviewed a variety of materials provided by MetLife Advisers and JPMIM relating to the Portfolio and JPMIM, including comparative performance, fee and expense information for an appropriate peer group of similar mutual funds, performance information for relevant benchmark indices and other information regarding the nature, extent and quality of services to be provided by JPMIM under the New Subadvisory Agreement. The Board also took into account information provided to the Board in its meetings throughout the year with respect to the services provided by JPMIM to the JPMorgan Global Active Allocation Portfolio (the “JPMIM Portfolio”), a series of the Trust managed by JPMIM. In considering the approval of the New Subadvisory Agreement, the Board took into account certain information and materials relating to JPMIM that the Board received and considered in connection with its recent approval of the subadvisory agreement of the JPMIM Portfolio between MetLife Advisers and JPMIM that occurred at the February 14-15, 2012 meeting. The consideration of the JPMIM Portfolio’s subadvisory agreement involved a lengthy process which included a presentation regarding the JPMIM Portfolio from JPMIM on January 20, 2012, during which representatives of MetLife Advisers and JPMIM responded to questions from the Independent Trustees.

The Independent Trustees were separately advised by independent legal counsel throughout the process. The Independent Trustees discussed the proposed approval of the New Subadvisory Agreement in a private session with their independent legal counsel at which no representatives of management were present.

In considering whether to approve the New Subadvisory Agreement with JPMIM with respect to the Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolio by JPMIM; (2) the performance of the Portfolio and a variable fund managed by JPMIM (“JPMIM Fund”), which is managed in substantially the same manner as the Portfolio would be managed, as compared to a peer group and an appropriate index; (3) JPMIM’s personnel and operations; (4) the financial condition of JPMIM; (5) the level and method of computing the Portfolio’s proposed subadvisory fee; (6) the anticipated profitability of JPMIM under the New Subadvisory Agreement; (7) any “fall-out” benefits that may accrue to JPMIM and its affiliates (i.e., ancillary benefits that may be realized by JPMIM or its affiliates from JPMIM’s relationship with the Trust); (8) the anticipated effect of growth in size on the Portfolio’s performance and expenses; (9) fees paid by comparable institutional and retail accounts; and (10) possible conflicts of interest.

Nature, extent and quality of services. In considering the nature, extent and quality of the services to be provided by JPMIM to the Portfolio, the Board considered information provided to the Board by JPMIM, including JPMIM’s Form ADV, as well as information presented throughout the past year in connection with JPMIM’s management of the JPMIM Portfolio. The Board considered JPMIM’s current level of staffing and its overall resources, as well as its compensation program. The Board reviewed JPMIM’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of JPMIM’s investment and compliance personnel who would be providing services to the Portfolio. The Board also considered, among other things, JPMIM’s compliance program and its disciplinary history. The Board noted JPMIM’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and ameliatory actions undertaken, as appropriate. The Board also noted that the Trust’s Chief Compliance Officer and his staff would be conducting regular, periodic compliance reviews with JPMIM and present reports to the Independent Trustees regarding the same, which would include evaluating the regulatory compliance system of JPMIM and procedures reasonably designed by JPMIM to assure compliance with the federal securities laws, including issues related to late trading and market timing, best execution, fair value pricing, and proxy voting procedures, among others. The Board also took into account the financial condition of JPMIM.

The Board considered JPMIM’s investment process and philosophy. The Board took into account that JPMIM’s responsibilities would include the development and maintenance of an investment program for the Portfolio which would be consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also reviewed JPMIM’s brokerage policies and practices, including with respect to best execution and soft dollars. The Board also took into consideration that MetLife Advisers was recommending that the Portfolio withdraw its assets from the Master Fund and instead invest directly in securities selected by JPMIM.

Based on its consideration and review of the foregoing information, the Board concluded that the nature, extent and quality of services to be provided by JPMIM were satisfactory and that there was a reasonable basis on which to conclude that JPMIM would provide a high quality of investment services to the Portfolio.

Performance. The Board considered the performance of the Portfolio as described in the quarterly reports prepared by management. The Board noted that MetLife Advisers reviews with the Board on a quarterly basis detailed information about the Portfolio’s performance results, portfolio composition and investment strategies. In reviewing the Portfolio’s performance, the Board took into account that the Portfolio is a “feeder fund” and all of its assets are invested in a “master fund,” a series of the American Funds Insurance Series, which in turn purchases investment securities. Among other information relating to the Portfolio’s performance, the Board considered that the Portfolio underperformed the median of its performance universe and Lipper Index for the one- and three-year periods ended June 30, 2012. The Board also considered that the Portfolio underperformed its benchmark, the Barclays Capital U.S. Aggregate Bond Index, for the one- and three-year periods ended October 31, 2012. The Trustees took into account that the portfolio managers who managed the JPMIM Fund were expected to manage the Portfolio. Among other data relating specifically to the JPMIM Fund, the Board noted that the JPMIM Fund had outperformed its benchmark index for the one-, three- and five-year periods ended September 30, 2012. In addition, the Trustees took into consideration the similarities and differences in principal investment strategies between the Portfolio and the JPMIM Fund. Based on its review, the Board concluded that the selection of JPMIM as subadviser for the Portfolio was appropriate given the comparative performance records of the Portfolio and the JPMIM Fund.

Fees and expenses. The Board considered the subadvisory fee payable under the New Subadvisory Agreement. The Board noted that the proposed subadvisory fee for the Portfolio would be paid by MetLife Advisers, not the Portfolio, out of the management fee. The Board noted that MetLife Advisers negotiated such fees at arm’s length. In evaluating the proposed subadvisory fee payable under the New Subadvisory Agreement, the Board considered subadvisory fees payable for subadvisory services provided to other portfolios of the Trust. In considering these other subadvisory fees, the Board took into account the differences required to manage different types of portfolios.

Profitability. In considering the anticipated profitability to JPMIM and its affiliates of their relationships with the Portfolio, the Board noted that the proposed subadvisory fee under the New Subadvisory Agreement would be paid by MetLife Advisers, not the Portfolio, out of the management fee that it would receive under the Management Agreement with the Trust. The Board also relied on the ability of MetLife Advisers to negotiate the New Subadvisory Agreement and the fee thereunder at arm’s length.

Economies of scale. The Board also considered the effect of the Portfolio’s growth in size on its performance and fees. Although the management fee and proposed subadvisory fee did not contain breakpoints, the Board noted that if the Portfolio’s assets increase over time, the Portfolio may realize economies of scale if assets increase proportionally more than certain other fixed expenses. The Board concluded that the management fee structure for the Portfolio was reasonable.

Other factors. The Board considered other benefits that may be realized by JPMIM and its affiliates from their relationship with the Trust, including the opportunity to provide advisory services to additional portfolios of the Trust and reputational benefits. The Board concluded that the benefits that may accrue to JPMIM and its affiliates by virtue of JPMIM’s relationship to the Portfolio were fair and reasonable in light of the anticipated costs of providing investment advisory services to the Portfolio and the anticipated commitment of JPMIM to the Portfolio.

The Board also took into account the expected transaction costs to the Portfolio of the change in subadviser and associated restructuring of the Portfolio and concluded that the potential benefits from changing subadvisers outweighed those costs. The Board also took into consideration that MetLife Advisers had agreed to waive a portion of its management fee in connection with the restructuring of the Portfolio and the appointment of JPMIM as the Portfolio’s subadviser.

The Board considered any possible conflicts of interest in the form of material benefits or detriments to the Trust resulting from the nature of the Trust’s and JPMIM’s affiliations. Here, the Board considered possible conflicts of interest that may arise between the Trust and JPMIM in connection with the services to be provided to the Trust and the various relationships that JPMIM and its affiliates may have with the Trust. The Board considered the procedures for monitoring and managing such potential conflicts.

Conclusion. In considering the approval of the New Subadvisory Agreement, the Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Based on all of the above-mentioned considerations, and the recommendations of management, the Board, including a majority of the Independent Trustees, determined that approval of the New Subadvisory Agreement was in the best interests of the Portfolio. After full consideration of these and other factors, the Board, including a majority of the Independent Trustees, with the assistance of independent legal counsel, approved the New Subadvisory Agreement with respect to the Portfolio.

IV. The Subadviser

J.P. MORGAN INVESTMENT MANAGEMENT INC., 270 Park Avenue, New York, New York 10017, is the Subadviser to the Portfolio. JPMIM is an indirect wholly-owned subsidiary of JPMorgan Chase & Co. As of December 31, 2012, JPMIM and its affiliates managed over $1.4 trillion in assets.

•

A team of investment professionals led by Douglas Swanson, Managing Director and Portfolio Manager, Peter D. Simons, CFA, Vice President and Portfolio Manager, and Henry Song, CFA, Vice President and Portfolio Manager, manage the Portfolio.

•	Mr. Swanson joined JPMIM in 1983 as an analyst and became a Managing Director in 1998. He has led the team responsible for managing the Portfolio since January 2013.

•	Mr. Simons joined JPMIM in 2001.

•	Mr. Song joined JPMIM in 2005.

Following is a list of the directors and principal executive officers of JPMIM and their principal occupations. The address of each person listed is 270 Park Avenue, New York, New York 10017.

Name	Position Held with JPMIM and Principal Occupations During the Last Five Years
Joseph Azelby	Director; CIO-Global Head of Real Estate; Managing Director
Joseph Bertini	Chief Compliance Officer/Managing Director
George Gatch	Director; CEO; President; Managing Director
Catherine Ann Keating	Director; CEO; Managing Director
Martin Porter	CIO-Global Head of Equities & Balanced Group/Managing Director
Scott Richter	Secretary/Chief Legal Officer/Managing Director
Paul Quinsee	Director; Managing Director

Name	Position Held with JPMIM and Principal Occupations During the Last Five Years
Peter Schwicht	Director; Managing Director
Lawrence M. Unrein	Director, CIO-Global Head of Private Equity, Managing Director
Robert L. Young	Director, COO, Managing Director
Craig M. Sullivan	CFO, Director, Managing Director
Christopher Willcox	Director, Global Head of Fixed Income, Managing Director

JPMIM acts as investment adviser or subadviser to the following other mutual funds and separate accounts that have similar investment objectives to those of the Portfolio.

Comparable Fund/ Account	Management/Subadvisory Fee Rate (as a % of average daily net assets)	Assets Under Management as of 12/31/2012
Subadvised Core Bond Separate Account A	0.200% on the first $750 million 0.175% on the next $250 million 0.150% on assets over $1 billion	$1.9 billion

Subadvised Core Bond Separate Account B	0.120%	$1.6 billion

Subadvised Core Bond Separate Account C	0.150%	$2.8 billion

J.P. Morgan Core Bond Fund—NAV Select Shares	0.300%	$29.87 billion

Standard fees for institutional accounts following the Core Bond Strategy	0.300% on the first $75 million 0.250% on the next $75 million 0.225% on the next $150 million 0.150% on assets over $300 million	N/A

V.	Changes in the Portfolio’s Investment Style and Changes in the Portfolio’s Risks

In connection with the appointment of JPMIM as subadviser, the Portfolio’s investment style has changed effective January 7, 2013. Previously, the Portfolio’s investment objectives were to maximize current income and preserve capital. Effective January 7, 2013, the Portfolio’s investment objective is to maximize total return.

The primary difference between the Portfolio’s investment strategies before and after January 7, 2013 is that prior to that date the Portfolio pursued its investment objectives by investing all of its assets in the Master Fund and since that date the Portfolio pursues its investment objective by investing it assets directly in investment securities.

Since January 7, 2013, the Portfolio invests, under normal circumstances, at least 80% of its net assets in bonds. The bonds in which the Portfolio invests generally will have intermediate to long maturities. Before JPMIM became the subadviser, the Master Fund in which the Portfolio invested in turn invested at least 80% of its assets in bonds and other debt securities.

Effective January 7, 2013, the Portfolio is able to invest in securities rated investment grade (or the unrated equivalent as determined by JPMIM) at the time of purchase and no more than 10% of the Portfolio’s assets are expected to be invested in “sub-prime” mortgage-related securities at the time of purchase. Before JPMIM became the subadviser, the Portfolio, through its investment in the Master Fund, could invest up to 35% of its assets in debt securities rated Ba1 or below and BB+ or below or unrated by determined by the Master Fund’s investment adviser to be of equivalent quality.

Since JPMIM became the Portfolio’s subadviser, the Portfolio’s investments must be U.S. dollar denominated, although they may be issued by a foreign corporation or a U.S. affiliate of a foreign corporation or foreign government or its agencies and instrumentalities. Prior to the change, the Master Fund in which the Portfolio invested could invest in debt securities of issuers domiciled outside the United States without limit and up to 20% of assets could be invested in securities denominated in currencies other than the U.S. dollar.

Under JPMIM’s management, the Portfolio is exposed to risks directly and not indirectly through its investment in the Master Fund. Principal risks of the Portfolio remained substantially the same, with the exception that high yield debt security risk and convertible securities risk are no longer principal risks.

VI. Portfolio Transactions

Subject to the supervision and control of MetLife Advisers and the Trustees of the Trust, JPMIM is responsible for decisions to buy and sell securities for the Portfolio’s account and for the placement of the Portfolio’s portfolio transactions and the negotiation of commissions, if any, paid on such transactions. Brokerage commissions are paid on transactions in equity securities traded on a securities exchange and on options, futures contracts and options thereon. Fixed income securities and certain equity securities in which the Portfolio may invest are traded in the over-the-counter market. These securities are generally traded on a net basis with dealers acting as principals for their own account without a stated commission, although prices of such securities usually include a profit to the dealer. In over-the-counter transactions, orders are placed directly with a principal market maker unless a better price and execution can be obtained by using a broker. In underwritten offerings, securities are usually purchased at a fixed price, which includes an amount of compensation to the underwriter generally referred to as the underwriter’s concession or discount. Certain money market securities may be purchased directly from an issuer, in which case no commissions or discounts are paid. U.S. government securities are generally purchased from underwriters or dealers, although certain newly-issued U.S. government securities may be purchased directly from the U.S. Treasury or from the issuing agency or instrumentality.

JPMIM is responsible for effecting portfolio transactions and will do so in a manner it deems fair and reasonable to the Portfolio and not according to any formula. The primary consideration in all portfolio transactions will be prompt execution of orders in an efficient manner at a favorable price. In selecting broker-dealers and negotiating commissions, JPMIM considers, among other factors, the firm’s reliability, the quality of its execution services on a continuing basis, confidentiality, including trade anonymity, and its financial condition. When more than one firm is believed to meet these criteria, preference may be given to brokers that provide the Portfolio or JPMIM with brokerage and research services within the meaning of Section 28(e) of the Exchange Act. In doing so, the Portfolio may pay higher commission rates than the lowest available when JPMIM believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction. Generally, JPMIM is of the opinion that, because research provided by a broker must be analyzed and reviewed, its receipt and use does not tend to reduce expenses but may benefit the Portfolio or other accounts managed by JPMIM by supplementing JPMIM’s research.

The Board of Trustees has approved a Statement of Directed Brokerage Policies and Procedures for the Trust pursuant to which the Trust may direct MetLife Advisers to cause JPMIM to effect securities transactions through broker-dealers in a manner that would help to generate resources to pay the cost of certain expenses which the Trust is required to pay or for which the Trust is required to arrange payment pursuant to the Management Agreement (“Directed Brokerage”). The Trustees will review the levels of Directed Brokerage for the Portfolio on a quarterly basis.

For the year ended December 31, 2012, the Portfolio paid no brokerage commissions.

VII. Portfolio’s Ownership Information

As of the Record Date, the total number of Class B shares of the Portfolio outstanding was 45,611,725.384.

Metropolitan Life Insurance Company, a New York life insurance company, and other affiliated insurance companies (each an “Insurance Company” and collectively the “Insurance Companies”), are the record owners, through their separate accounts, of all of the Portfolio’s shares.

As of the Record Date, the officers and Trustees of the Trust as a group beneficially owned less than 1% of the shares of beneficial interest of the Portfolio. To the Trust’s knowledge, no person, as of the Record Date, was entitled to give voting instructions to an Insurance Company with respect to 5% or more of the Portfolio’s shares.

Appendix A

INVESTMENT SUBADVISORY AGREEMENT

AGREEMENT made this 7th day of January, 2013, by and between J.P. Morgan Investment Management Inc., a Delaware corporation (the “Subadviser”), and MetLife Advisers, LLC, a Delaware limited liability company (the “Adviser”).

WHEREAS, the Adviser serves as investment manager of Met Investors Series Trust (the “Trust”), a statutory trust which has filed a registration statement (the “Registration Statement”) under the Investment Company Act of 1940, as amended (the “1940 Act”) and the Securities Act of 1933, as amended (the “1933 Act”) pursuant to a management agreement dated December 8, 2000, as amended from time to time (the “Management Agreement”); and

WHEREAS, the Trust is comprised of several separate investment portfolios, one of which is the JPMorgan Core Bond Portfolio (the “Portfolio”); and

WHEREAS, the Adviser desires to avail itself of the services, information, advice, assistance and facilities of an investment adviser to assist the Adviser in performing investment advisory services for the Portfolio; and

WHEREAS, the Subadviser is registered under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and is engaged in the business of rendering investment advisory services to investment companies and other institutional clients and desires to provide such services to the Adviser.

NOW, THEREFORE, in consideration of the terms and conditions hereinafter set forth, it is agreed as follows:

1. Employment of the Subadviser. The Adviser hereby employs the Subadviser, subject to the supervision of the Adviser, to manage the investment and reinvestment of the assets of the Portfolio, subject to the control and direction of the Board of Trustees, for the period and on the terms hereinafter set forth. The Subadviser hereby accepts such employment and agrees during such period to render the services and to assume the obligations herein set forth for the compensation herein provided. The Subadviser shall for all purposes herein be deemed to be an independent contractor and shall, except as expressly provided or authorized (whether herein or otherwise), have no authority to act for or represent the Adviser, the Portfolio or the Trust in any way. The Subadviser may execute account documentation, agreements, contracts and other documents requested by brokers, dealers, counterparties and other persons in connection with its management of the assets of the Portfolio, provided the Subadviser receives express agreement and consent of the Adviser and/or the Board of Trustees to

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execute futures account agreements, ISDA Master Agreements and other documents related thereto, which consent shall not be unreasonably withheld. In such respect, and only for this limited purpose the Subadviser shall act as the Adviser’s and the Trust’s agent and attorney-in-fact.

Copies of the Trust’s Registration Statement or Articles of Incorporation and Bylaws (collectively, the “Charter Documents”), each as currently in effect, have been or will be delivered to the Subadviser. The Adviser agrees, on an ongoing basis, to notify the Subadviser of each change in the fundamental and non-fundamental investment policies and restrictions of the Portfolio as promptly as practicable and to provide to the Subadviser as promptly as practicable copies of all amendments and supplements to the Registration Statement and amendments to the Charter Documents. The Adviser will promptly provide the Subadviser with any procedures applicable to the Subadviser adopted from time to time by the Trust’s Board of Trustees and agrees to promptly provide the Subadviser copies of all amendments thereto.

The Adviser shall timely furnish the Subadviser with such additional information as may be reasonably requested by the Subadviser to perform its responsibilities pursuant to this Agreement. The Adviser shall reasonably cooperate with the Subadviser in setting up and maintaining brokerage accounts, futures accounts, and other accounts the Subadviser deems advisable to allow for the purchase or sale of various forms of securities and other financial instruments pursuant to this Agreement.

2. Obligations of and Services to be Provided by the Subadviser. The Subadviser undertakes to provide the following services to the Portfolio and to assume the following obligations:

a.	The Subadviser shall manage the investment and reinvestment of the portfolio assets of the Portfolio, all without prior consultation with the Adviser, subject to and in accordance with:

i.	the investment objective, policies and restrictions of the Portfolio set forth in the Trust’s Registration Statement and the Charter Documents, as such Registration Statement and Charter Documents may be amended from time to time;

ii.	the requirements applicable to registered investment companies under applicable laws and those requirements applicable to both regulated investment companies and segregated asset accounts under Subchapter M and Section 817(h) of the Internal Revenue Code (the “Code”), including but not limited to, the diversification requirements of Section 817(h) of the Code and the regulations thereunder;

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iii.	any written instructions, policies and guidelines which the Adviser or the Trust’s Board of Trustees may issue from time-to-time, all as from time to time in effect; and

iv.	with all applicable provisions of law, including without limitation all applicable provisions of the 1940 Act the rules and regulations thereunder and the interpretive opinions thereof of the staff of the Securities and Exchange Commission (“SEC”) (“SEC Positions”).

b.	In furtherance of and subject to the foregoing, the Subadviser shall make all determinations with respect to the purchase and sale of portfolio securities and other financial instruments and shall take such action necessary to implement the same.

c.	The Subadviser shall render such reports to the Trust’s Board of Trustees, the Adviser and the Adviser’s administrator as they may reasonably request from time to time concerning the investment activities of the Portfolio, including without limitation all material as reasonably may be requested by the Trustees of the Trust pursuant to Section 15(c) of the 1940 Act, and agrees to review the Portfolio and discuss the management of the Portfolio with representatives or agents of the Trust’s Board of Trustees, the Adviser and the administrator at their reasonable request.

d.	Unless the Adviser gives the Subadviser written instructions to the contrary the Subadviser shall, in accordance with its proxy voting guidelines and procedures in effect from time to time and in good faith and in a manner which it reasonably believes best serves the interests of the Portfolio’s shareholders vote such proxies as may be necessary or advisable in connection with any matters submitted to a vote of shareholders of securities held by the Portfolio. The Adviser agrees to instruct the Portfolio’s custodian to forward all proxy materials and related shareholder communications to the designee provided by the Subadviser promptly upon receipt.

e.	Absent instructions from the Adviser to the contrary and to the extent provided in the Trust’s Registration Statement, as such Registration Statement may be amended from time to time, the Subadviser or one of its affiliates shall, in the name of the Portfolio, place orders for the execution of portfolio transactions with or through such brokers, dealers or other financial institutions as it may select, including affiliates of the Subadviser provided such orders comply with Rule 17e-1 (or any successor or other relevant regulations) under the 1940 Act.

f.	To the extent consistent with applicable law and then current SEC Positions and absent instructions from the Adviser to the contrary, purchase or sell orders for the Portfolio may be aggregated with

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contemporaneous purchase or sell orders of other clients of the Subadviser or its affiliates. In the selection of brokers or dealers or other execution agents and the placing of orders for the purchase and sale of portfolio investments for the Portfolio, the Subadviser shall seek to obtain for the Portfolio the best execution available. In using its best efforts to obtain for the Portfolio the best execution available, the Subadviser, bearing in mind the Portfolio’s best interests at all times, shall consider all factors it deems relevant, including by way of illustration, breadth of the market in the security; price; the size of the transaction; the nature of the market for the security; the amount of the commission; the timing of the transaction taking into account market prices and trends; the reputation, experience, execution capability, and financial stability of the broker or dealer involved; and the quality of service rendered by the broker or dealer in other transactions. Subject to such policies as the Board of Trustees and Adviser may determine and applicable law, including any relevant SEC Positions, the Subadviser may cause the Portfolio to pay a broker or dealer that provides brokerage and research services to the Subadviser an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Subadviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Subadviser’s overall responsibilities with respect to the Portfolio and to other clients of the Subadviser or its affiliates as to which the Subadviser or its affiliates exercise investment discretion.

g.	Subject to seeking the most favorable price and execution, the Board of Trustees or the Adviser may direct the Subadviser to effect transactions in portfolio securities and other financial instruments through broker-dealers in a manner that will help generate resources to pay the cost of certain expenses which the Trust is required to pay or for which the Trust is required to arrange payment. To the extent the Subadviser is directed to use only the specified brokers for the Portfolio, the Trust may pay higher commissions or other transaction costs or greater spreads, or receive less favorable net prices, on transactions for the Portfolio than would otherwise be the case if the Subadviser used other or multiple brokers.

h.

In connection with the placement of orders for the execution of the portfolio transactions of the Portfolio, the Subadviser shall create and maintain all necessary records pertaining to the purchase and sale of securities and other financial instruments by the Subadviser on behalf of the Portfolio in accordance with all applicable laws, rules and

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regulations, including but not limited to records required by Section 31(a) of the 1940 Act. All records shall be the property of the Trust and shall be available for inspection and use by the SEC, the Trust, the Adviser or any person retained by the Trust at all reasonable times. The Subadviser will furnish copies of such records to the Adviser or the Trust within a reasonable time after receipt of a request from either the Adviser or the Trust. Where applicable, such records shall be maintained by the Subadviser for the periods and in the places required by Rule 31a-2 under the 1940 Act.

i.	In accordance with Rule 206(4)-7 under the Advisers Act, the Subadviser has adopted and implemented written policies and procedures reasonably designed to prevent violation of the Advisers Act and any rules thereunder by the Subadviser and its supervised persons. Further, the Subadviser reviews and shall continue to review, at least annually, its written policies and procedures and the effectiveness of their implementation and shall designate an individual (who is a supervised person) who is responsible for administering such policies and procedures.

j.	The Subadviser shall:

i.	Comply with the Trust’s written compliance policies and procedures pursuant to Rule 38a-1 under the 1940 Act;

ii.	Promptly provide to the Adviser copies of its “Annual Compliance Review and Report” (or a summary of the process and findings;

iii.	Unless prohibited by law, regulation or regulatory requirement, promptly notify the Adviser of any material non-routine contact from the SEC or other regulators or a Self-Regulatory Organization (“SRO”) (such as an examination, inquiry, investigation, institution of a proceeding, etc.) relating directly or indirectly to the Subadviser’s asset management business; and

iv.	Unless prohibited by law, regulation or regulatory requirement, promptly notify the Adviser of any material compliance matters (as defined in Rule 38a-1 under the 1940 Act) relating directly or indirectly to the Portfolio, the Trust, the Adviser or the Subadviser of which it is aware and actions taken in response to issues or items raised by the SEC, an SRO or other regulators with respect to such material compliance matters.

k.	The Subadviser shall (1) maintain procedures regarding the use of derivatives, and (2) provide such certifications and reports regarding the use of derivatives, including with respect to asset segregation, as may be reasonably requested by the Trust or the Adviser.

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l.	The Subadviser shall bear its expenses of providing services pursuant to this Agreement, but shall not be obligated to pay any expenses of the Adviser, the Trust, or the Portfolio, including without limitation: (a) interest and taxes; (b) brokerage commissions and other costs in connection with the purchase or sale of securities or other financial instruments for the Portfolio; and (c) custodian fees and expenses.

m.	The Subadviser shall, as part of a complete portfolio compliance testing program, perform quarterly diversification testing of the Portfolio under Section 817(h) of the Code. The Subadviser shall provide timely notice each calendar quarter that such diversification was satisfied or if not satisfied, that corrections were made within 30 days of the end of the calendar quarter.

n.	The Subadviser or one of its affiliates shall be responsible for the preparation and filing of Schedules 13D and 13G and Forms 13F (as well as other filings triggered by ownership in securities and other investments under other applicable laws, rules and regulations) reporting securities and other investments owned by the Portfolio if required.

o.	The Subadviser shall provide assistance in determining the fair value of all securities and other investments/assets in the Portfolio as necessary, and, use reasonable efforts to arrange for the provision of valuation information or a price(s) from a party(ies) independent of the Subadviser for each security or other investment/asset in the Portfolio for which market prices are not readily available or not reliable. The Subadviser acknowledges that it has received a copy of the Trust’s Pricing Procedures and agrees to comply with the sections of the Trust’s Pricing Procedures applicable to subadvisers as in effect from time to time, and provide the services and information required of Subadvisers thereunder with respect to the Portfolio.

p.

The Subadviser will notify the Trust and the Adviser of (i) any assignment of this Agreement or change of control of the Subadviser, as applicable, and (ii) any changes in the key personnel who are either the portfolio manager(s) of the Portfolio or senior management of the Subadviser, in each case prior to or promptly after, such change. The Subadviser agrees to bear all reasonable expenses of the Trust, if any, arising out of any assignment by, or change in control of the Subadviser and any changes in the key personnel who are either the portfolio manager(s) of the Portfolio or senior management of the Subadviser. In the case of an assignment of this Agreement or a change in control, such expenses are agreed to include reimbursement of reasonable costs associated with preparing, printing and mailing information statements to existing shareholders of the Portfolio. In the case of changes in key personnel, such expenses are agreed to include reimbursement of

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reasonable costs associated with preparing, printing and mailing any supplements to the prospectus to existing shareholders of the Portfolio if such changes involve personnel who are either the portfolio manager(s) of the Portfolio or senior management of the Subadviser identified in the prospectus or Statement of Additional Information.

q.	The Subadviser may, but is not obligated to, combine or “batch” orders for client portfolios to obtain best execution, to negotiate more favorable commission rates or to allocate equitably among the Subadviser’s and its affiliates’ clients differences in prices and commissions or other transaction costs that might have been obtained had such orders been placed independently. Under this procedure, transactions will be averaged as to price and transaction costs and typically will be allocated among the Subadviser’s clients in proportion to the purchase and sale orders placed for each client account on any given day. If the Subadviser cannot obtain execution on all the combined orders at prices or for transaction costs that the Subadviser believes are desirable, the Subadviser will allocate the securities the Subadviser does buy or sell as part of the combined orders by following the Subadviser’s order allocation procedures.

r.	In accordance with Rule 17a-10 under the 1940 Act and any other applicable law, the Subadviser shall not consult with any other subadviser to the Portfolio or any subadviser to any other portfolio of the Trust or to any other investment company or investment company series for which the Adviser serves as investment adviser concerning transactions of the Portfolio in securities or other assets, other than for purposes of complying with conditions of paragraphs (a) and (b) of Rule 12d3-1 under the 1940 Act.

3. Compensation of the Subadviser. In consideration of services rendered pursuant to this Agreement, the Adviser will pay the Subadviser a fee at the annual rate set forth in Schedule A hereto. Such compensation shall be payable monthly in arrears or at such other intervals, not less frequently than quarterly, as the Adviser is paid by the Portfolio pursuant to the Management Agreement. If the Subadviser shall serve for less than the whole of any month, the foregoing compensation shall be prorated. For the purpose of determining fees payable to the Subadviser, the value of the Portfolio’s net assets allocated to the Subadviser by the Adviser shall be computed at the times and in the manner specified in the Trust’s Registration Statement.

4. Activities of the Subadviser. The services of the Subadviser hereunder are not to be deemed exclusive, and the Subadviser shall be free to render similar services to others including other investment companies and accounts following the same investment strategy as the Portfolio and to engage in other activities, so

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long as the services rendered hereunder are not impaired and except as the Subadviser and the Adviser may otherwise agree from time to time in writing before or after the date hereof.

The Subadviser shall be subject to a written code of ethics adopted by it that conforms to the requirements of Rule 204A-1 of the Advisers Act and Rule 17j-1(b) of the 1940 Act.

5. Use of Names. The Subadviser hereby consents to the Portfolio being named the JPMorgan Core Bond Portfolio. The Adviser shall not use the name JPMorgan and any of the other names of the Subadviser or its affiliated companies and any derivative or logo or trade or service mark thereof, or disclose information related to the business of the Subadviser or any of its affiliates in any prospectus, sales literature or other material relating to the Trust in any manner not approved prior thereto by the Subadviser; provided, however, that the Subadviser hereby approves all uses of its name and that of its affiliates which merely refer in accurate terms to its appointment hereunder or which are required by the SEC or a state securities commission. The Subadviser shall not use the name of the Trust, the Adviser or any of their affiliates in any material relating to the Subadviser in any manner not approved prior thereto by the Adviser; provided, however, that the Adviser hereby approves all uses of its or the Trust’s name which merely refer in accurate terms to the appointment of the Subadviser hereunder or which are required by the SEC or a state securities commission. To the extent not required by applicable law and regulation, each party shall cease to use the name of the other party upon the termination of this Agreement.

The Adviser recognizes that from time to time trustees, officers and employees of the Subadviser may serve as directors, trustees, partners, officers and employees of other corporations, business trusts, partnerships or other entities (including other investment companies) and that such other entities may include the name JPMorgan or any derivative or abbreviation thereof as part of their name, and that the Subadviser or its affiliates may enter into investment advisory, administration or other agreements with such other entities.

6. Liability and Indemnification.

a.

Except as may otherwise be provided by the 1940 Act or any other applicable law, the Subadviser shall not be liable for any losses, claims, damages, liabilities or litigation (including legal and other expenses) incurred or suffered by the Adviser or the Trust as a result of any error of judgment or mistake of law by the Subadviser with respect to the Portfolio, except that nothing in this Agreement shall operate or purport to operate in any way to exculpate, waive or limit the liability of the Subadviser for, and the Subadviser shall indemnify and hold harmless, the Adviser, all affiliated persons thereof (within the meaning of

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Section 2(a)(3) of the 1940 Act) and all controlling persons (as described in Section 15 of the 1933 Act) and the Trust (collectively, “Adviser Indemnitees”) against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which any of the Adviser Indemnitees may become subject under the 1933 Act, the 1940 Act, the Advisers Act, or under any other statute, at common law or otherwise arising out of or based on (i) any willful misconduct, bad faith, reckless disregard or gross negligence of the Subadviser in the performance of any of its duties or obligations hereunder or (ii) any untrue statement of a material fact contained in the Registration Statement, proxy materials, reports, advertisements, sales literature or other materials pertaining to the Portfolio or the omission to state therein a material fact known to the Subadviser which was required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon information furnished to the Adviser or the Trust by the Subadviser Indemnitees (as defined below) for use therein.

b.	Except as may otherwise be provided by the 1940 Act or any other applicable law, the Adviser and the Trust shall not be liable for any losses, claims, damages, liabilities or litigation (including legal and other expenses) incurred or suffered by the Subadviser as a result of any error of judgment or mistake of law by the Adviser with respect to the Portfolio, except that nothing in this Agreement shall operate or purport to operate in any way to exculpate, waive or limit the liability of the Adviser for, and the Adviser shall indemnify and hold harmless the Subadviser, all affiliated persons thereof (within the meaning of Section 2(a)(3) of the 1940 Act) and all controlling persons (as described in Section 15 of the 1933 Act) (collectively, “Subadviser Indemnitees”) against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which any of the Subadviser Indemnitees may become subject under the 1933 Act, the 1940 Act, the Advisers Act, or under any other statute, at common law or otherwise arising out of or based upon (i) any willful misconduct, bad faith, reckless disregard or gross negligence of the Adviser in the performance of any of its duties or obligations hereunder or (ii) any untrue statement of a material fact contained in the Registration Statement, proxy materials, reports, advertisements, sales literature or other materials pertaining to the Portfolio or the omission to state therein a material fact known to the Adviser which was required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon information furnished to the Adviser by a Subadviser Indemnitee for use therein.

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7. Limitation of Trust’s Liability. The Subadviser acknowledges that it has received notice of and accepts the limitations upon the Trust’s liability set forth in the Trust’s Charter Documents. The Subadviser agrees that any of the Trust’s obligations shall be limited to the assets of the Portfolio and that the Subadviser shall not seek satisfaction of any such obligation from the shareholders of the Trust nor from any Trustee, officer, employee or agent of or other series of the Trust.

8. Renewal, Termination and Amendment. This Agreement shall continue in effect, unless sooner terminated as hereinafter provided, until May 1, 2014 and shall continue in full force and effect for successive periods of one year thereafter, but only so long as each such continuance as to the Portfolio is specifically approved at least annually by vote of the holders of a majority of the outstanding voting securities of the Portfolio or by vote of a majority of the Trust’s Board of Trustees; and further provided that such continuance is also approved annually by the vote of a majority of the Trustees who are not parties to this Agreement or interested persons of any such party. This Agreement may be terminated as to the Portfolio at any time, without payment of any penalty, by the Trust’s Board of Trustees, by the Adviser, or by a vote of the majority of the outstanding voting securities of the Portfolio upon 60 days’ prior written notice to the Subadviser, or by the Subadviser upon 90 days’ prior written notice to the Adviser, or upon such shorter notice as may be mutually agreed upon. This Agreement shall terminate automatically and immediately upon termination of the Management Agreement between the Adviser and the Trust. This Agreement shall terminate automatically and immediately in the event of its assignment, except as otherwise provided by any rule of, or action by, the SEC. The terms “assignment” and “vote of a majority of the outstanding voting securities” shall have the meaning set forth for such terms in the 1940 Act and the rules, regulations and interpretations thereunder. This Agreement may be amended by written instrument at any time by the Subadviser and the Adviser, subject to approval by the Trust’s Board of Trustees and, if required by applicable SEC rules, regulations, or orders, a vote of a majority of the Portfolio’s outstanding voting securities.

9. Confidential Relationship. Any information and advice furnished by any party to this Agreement to the other party or parties shall be treated as confidential and shall not be disclosed to third parties without the consent of the other party hereto except as required by law, rule regulation or regulatory requirement. All information disclosed as required by law, rule regulation or regulatory requirement shall nonetheless continue to be deemed confidential except for information that is required to be publicly disclosed.

Confidential information shall not include any information that: (i) is public when provided or thereafter becomes public through no wrongful act of the recipient; (ii) is demonstrably known to the recipient prior to execution of this

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Agreement; (iii) is independently developed by the recipient through no wrongful act of the recipient in the ordinary course of business outside of this Agreement; or (iv) has been rightfully and lawfully obtained by recipient from any third party.

Notwithstanding anything to the contrary in the foregoing, to the extent that any market counterparty that the Subadviser transacts with requires information relating to the Portfolio (including, but not limited to, the identity and market value of the Portfolio), the Subadviser shall be permitted to disclose such information to the extent necessary to effect transactions on behalf of the Portfolio in accordance with the terms of this Agreement.

10. Cooperation with Regulatory Authorities. The parties to this Agreement each agree to cooperate in a reasonable manner with each other in the event that any of them should become involved in a legal, administrative, judicial or regulatory action, claim, or suit as a result of performing its obligations under this Agreement.

11. Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

12. Custodian. The Portfolio assets shall be maintained in the custody of its custodian. Any assets added to the Portfolio shall be delivered directly to such custodian. The Subadviser shall provide timely instructions directly to the custodian, in the manner and form as required by the agreement between the Trust and the custodian in effect from time to time (including with respect to exchange offerings and other corporate actions) necessary to effect the investment and reinvestment of the Portfolio’s assets. The Subadviser shall provide to the Adviser a list of the persons whom the Subadviser wishes to have authorized to give written and/or oral instructions to custodians of assets of the Portfolio.

13. Notices. All notices hereunder shall be provided in writing, by facsimile or by e-mail. Notices shall be deemed given if delivered in person or by messenger, certified mail with return receipt, or by a reputable overnight delivery service that provides evidence of receipt to the parties; upon receipt if sent by facsimile; or upon read receipt or reply if delivered by e-mail, at the following addresses:

If to Trust:	Met Investors Series Trust 501 Boylston Street Boston, Massachusetts 02116 Attn: Jeffrey L. Bernier (617) 578-2324 (fax) jbernier@metlife.com (e-mail)

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If to Adviser:	MetLife Advisers, LLC 501 Boylston Street Boston, Massachusetts 02116 Attn: Jeffrey L. Bernier (617) 578-2324 (fax) jbernier@metlife.com (e-mail)

If to Subadviser:	J.P. Morgan Investment Management Inc. 4 New York Plaza, Floor 10 New York, NY 10004-2413 Attn: Sherryl James-Rosario (212) 623-8081 (fax) sherryl.james-rosario@jpmorgan.com (e-mail)

14. Information. The Adviser hereby acknowledges that it and the Trustees of the Trust have been provided with a copy of Part II of the Subadviser’s Form ADV.

15. Delegation to Third Parties. The Subadviser may employ an affiliate or a third party to perform (a) any accounting, administrative, reporting and ancillary services required to enable Subadviser to perform its functions under this Agreement or (b) any information management services. Notwithstanding any other provision of the Agreement, Subadviser may provide information about the Portfolio to any such affiliate or other third party for the purpose of providing the services contemplated under this clause. Subadviser will act in good faith in the selection, use and monitoring of affiliates and other third parties, and any delegation or appointment hereunder shall not relieve Subadviser of any of its obligations under this Agreement.

16. Miscellaneous. The Trust is an intended third-party beneficiary of this Agreement. This Agreement constitutes the full and complete agreement of the parties hereto with respect to the subject matter hereof. Each party agrees to perform such further actions and execute such further documents as are necessary to effectuate the purposes hereof. This Agreement shall be construed and enforced in accordance with and governed by the laws of the State of Delaware and the applicable provisions of the 1940 Act. The captions in this Agreement are included for convenience only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. This Agreement may be executed in several counterparts, all of which together shall for all purposes constitute one Agreement, binding on all the parties.

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IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date first written above.

METLIFE ADVISERS, LLC

BY:	/s/
Authorized Officer

J.P. MORGAN INVESTMENT MANAGEMENT INC.

BY:	/s/
Authorized Officer

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SCHEDULE A

Percentage of average daily net assets

0.12%

14